                        REPORT OF INDEPENDENT ACCOUNTANTS

To Board of Directors of Extended Systems Incorporated:

In our opinion, the accompanying balance sheet and the related statement of operations and of cash flows present fairly, in all material respects, the financial position of the Printing Solutions Business of Extended Systems Incorporated at June 30, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 4, certain costs and expenses presented in the financial statements represent allocations and management's estimates of the costs and services provided to the Printing Solutions Business by Extended Systems Incorporated. As a result, the financial statements presented may not be indicative of the financial position or results of operations that would have been achieved had the Printing Solutions Business operated as a nonaffiliated entity.

/s/ PricewaterhouseCoopers LLP

Boise, Idaho
August 13, 2001

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Statement of Operations
for the year ended June 30, 2000
(in thousands)



Net revenue                                                $ 17,509
Cost of revenue                                               9,420
                                                           --------

  Gross profit                                                8,089

Operating expenses:
  Research and development                                    1,343
  Marketing and sales                                         5,913
  General and administrative                                  1,525
                                                           --------

  Loss from operations                                         (692)

Income tax benefit                                             (185)
                                                           --------

  Net loss                                                 $   (507)
                                                           ========














      The accompanying notes are an integral part of these financial statements.

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Balance Sheet
as of June 30, 2000
(in thousands)



ASSETS
Current:
  Trade accounts receivable, net of $106                   $   2,864
   allowance for doubtful accounts
  Inventories                                                  1,933
  Prepaids and other                                              16
  Deferred income taxes                                          212
                                                           ---------

     Total current assets                                      5,025

  Property and equipment, net                                    100
  Other assets                                                    43
                                                           ---------
     Total assets                                          $   5,168
                                                           =========
LIABILITIES AND INVESTED EQUITY
Current:
  Accounts payable                                         $     352
  Accrued expenses                                               344
  Deferred revenue                                                44
                                                           ---------
     Total current liabilities                                   740

Invested equity                                                4,428
                                                           ---------
     Total liabilities and invested equity                 $   5,168
                                                           =========






     The accompanying notes are an integral part of these financial statements.

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Statement of Cash Flows
for the year ended June 30, 2000
(in thousands)
--------------------------------------------------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                            $   (507)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Depreciation                                                            76
    Loss on disposal of fixed assets                                         4
    Deferred taxes                                                        (212)
    Tax benefit for stock options                                          334
    Stock compensation                                                      25
    Changes in assets and liabilities:
      Receivables                                                        1,475
      Inventories                                                        1,100
      Prepaids and other assets                                             44
      Deferred revenue                                                      44
      Accounts payable and accrued expenses                               (242)
                                                                      --------
        Net cash provided by operating activities                        2,141
                                                                      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                       (64)
                                                                       --------
        Net cash used by investing activities                              (64)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net cash distributed to ESI                                           (2,077)
                                                                       --------

        Net cash used by financing activities                           (2,077)
                                                                      --------

  Net change in cash                                                        --

CASH:
  Beginning of year                                                         --
                                                                      --------
  End of year                                                         $     --
                                                                      ========








     The accompanying notes are an integral part of these financial statements.

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------


1.     BUSINESS

       Extended Systems Incorporated ("ESI") and Troy Group, Inc. ("Troy") entered into an acquisition agreement on May 30, 2001 under which Troy acquired ESI's Printing Solutions Business (the "Printing Solutions Business"). The transaction closed on May 31, 2001. The financial statements presented herein present the Printing Solutions Business as it was historically operated by ESI. The Printing Solutions Business provides printing connectivity solutions in network and non-network computer environments. References to "we" and "our" herein refer to ESI.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF PRESENTATION. These financial statements include the assets and liabilities, results of operations, and cash flows of the Printing Solutions Business and allocations from ESI of certain expenses directly related to the business. The statement of operations includes charges from ESI for use of certain corporate assets, primarily facility charges and management service fees, related to Printing Solutions Business. Tabular amounts are in thousands, except percentages and per share amounts.

       CURRENCY TRANSLATION. Our international locations use their local currency as their functional currency. We translate assets and liabilities of international locations into U.S. dollars using exchange rates in effect at the balance sheet date. We translate revenue and expenses into U.S. dollars using the average exchange rate for the period.

       USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our financial statements and our reported amounts of revenue and expense during the reporting periods. Actual results could differ from our estimates.

       REVENUE is recognized when products are shipped to customers, including when products are shipped to distributors and resellers, net of an allowance for estimated product returns.

       RESEARCH AND DEVELOPMENT COSTS are expensed as incurred.

       ADVERTISING COSTS are expensed as incurred.

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------



       FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF RISK consist primarily of trade accounts receivable. Concentrations of credit risk may exist with respect to trade accounts receivable, as many of our customers are North American and European distributors and manufacturers of computer equipment. We perform ongoing credit evaluations on customers and generally do not require collateral.

       INVENTORIES are valued at the lower of cost (principally standard cost, which approximates actual cost on a first-in, first-out basis) or market.

       PROPERTY AND EQUIPMENT is stated at cost and depreciated using the straight-line method over estimated useful lives of 3 to 5 years for computer equipment and 5 to 10 years for furniture and fixtures. Our depreciation of property and equipment in the Printing Solutions Business was $76,000 in fiscal 2000. The net book value of property and equipment retired or otherwise disposed of is removed from our books and the net gain or loss is included in the determination of our results of operations.

       IMPAIRMENT OF LONG-LIVED ASSETS. We review the carrying value of long-lived assets, comprised mainly of property and equipment, for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. No assets were considered impaired at June 30, 2000.

       PRODUCT WARRANTY AND SUPPORT. We offer warranties and free support on certain products and record an accrual for the estimated future costs associated with warranty claims and support, which is based upon historical experience and our estimate of the level of future costs.

       INCOME TAXES. We recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities. The results of the Printing Solutions Business have historically been included in the consolidated income tax returns of ESI. The income tax related information in these financial statements is based on the Printing Solutions Business as a stand-alone taxpayer.

       RECENTLY ISSUED ACCOUNTING STANDARDS. In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The statement requires entities to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for our first quarter of fiscal 2001. Implementation of this standard did not have a material impact on our financial position or results of operations.

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------



       The Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements," in December 1999. This bulletin summarizes the Securities and Exchange Commission's view in applying generally accepted accounting principles to revenue recognition in financial statements. We are required to adopt this bulletin by our fourth quarter of fiscal 2001. Implementation of this standard did not have a material impact on our financial position or results of operations.

       In March 2000 the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation--an Interpretation of Accounting Principles Board Opinion No. 25." FASB Interpretation
       No. 44 clarifies the application of Accounting Principles Board Opinion No. 25 and was effective as of July 1, 2000. Implementation of this standard did not have a material impact on our financial position or results of operations.

       In July 2001, the FASB issued SFAS No. 141, "Business Combinations," which requires that we account for all business combinations by the purchase method. This statement must be applied to all purchase transactions for which the date of acquisition is July 1, 2001, or later.

       In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets," which addresses how intangible assets that are acquired individually or with a group of other assets, other than those acquired in a business combination, should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. Implementation of this standard is required in the first quarter of fiscal 2003. We do not believe the implementation of this standard will have an impact on our financial position or results of operations.

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------


3.     SUPPLEMENTAL BALANCE SHEET INFORMATION


INVENTORIES

  Purchased parts                                                    $   1,005
  Work in process                                                          263
  Finished goods                                                           665
                                                                     ---------
     Total inventories                                               $   1,933
                                                                     =========

PROPERTY AND EQUIPMENT

  Computer equipment                                                 $     307
  Furniture and fixtures                                                    18
                                                                     ---------
                                                                           325

  Less accumulated depreciation                                           (225)
                                                                     ---------

     Total property and equipment                                    $     100
                                                                     =========

ACCRUED EXPENSES

  Accrued warranty and support costs                                 $     208
  Accrued payroll and related benefits                                      71
  Other                                                                     65
                                                                     ---------
     Total accrued expenses                                          $     344
                                                                     =========


4.     RELATED PARTY TRANSACTIONS

       ESI provides or makes available to the Printing Solutions Business certain routine corporate services, including risk management, accounting and finance, management information systems, employee benefits, payroll, tax and legal services as well as allocated premises for occupancy and use of indirect corporate assets. ESI also provides the Printing Solutions Business with other general services such as corporate planning and corporate quality assurance services. Charges for these services are allocated to the Printing Solutions Business based on a variety of methods including square footage used to total square footage, percent of direct expenses to total direct expenses and Printing
       Solution product revenues to total net revenues. Management believes these allocation methods are

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------


       reasonable, however it is likely that the allocated costs of these transactions may differ from those that would result from transactions among unrelated parties. Total costs allocated for the above services totaled $4.0 million for the year ended June 30, 2000.

       ESI provides financing to the Printing Solutions Business for its day-to-day operations. ESI manages all cash in a common pool so that all cash receipts received by the Printing Solutions Business are automatically distributed to ESI and all expenditures incurred by the Printing Solutions Business are funded by ESI. Invested equity includes ESI's equity investment in the Printing Solutions Business, the Printing Solutions Business' accumulated operating results and distributions to and from ESI. A detail of invested equity is as follows:


        Balance at July 1, 1999                            $   6,678

          Net loss                                              (507)
          Tax benefit from stock options                         334
          Net distributions to ESI                            (2,077)
                                                           ---------
        Balance at June 30, 2000                           $   4,428
                                                           =========


5.     STOCK PLANS

       The employees of the Printing Solutions Business were eligible to participate in three ESI incentive stock option plans. Options granted under these plans generally vest over a period of four years, vesting 25 percent on the first anniversary of the option and 1/48 per month thereafter. The exercise price generally is equal to the fair market value of ESI's common stock on the date of grant or at a price determined by our directors. For two plans, unexercised options generally lapse ten years after issuance or upon the date the option holder ceases to be an employee. Options granted under the third plan generally lapse ten years after issuance or 90 days after the option holder ceases to be an employee.

       ESI also had a restricted stock option plan in which the Printing Solution Business employees were eligible to participate. Terms of the options were determined at the date of grant. Unexercised options generally lapse ten years after issuance or upon the date the option holder ceases to be an employee or director.

       Printing Solutions Business employees also participated in ESI's employee stock purchase plan which was established in 1998. The plan is generally implemented by 24-month offering periods beginning on June 30 and December 31 each year. Each offering period contains up to four purchase periods of six months duration. The purchase plan generally permits eligible employees to purchase our ESI Common Stock through payroll deductions of up to 15% of an employee's compensation, except that no participant's right to purchase shares may accrue at a rate that exceeds $25,000 each calendar year. The price of stock purchased

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------


       under the plan is 85% of the lower of the fair market value of ESI's Common Stock on the first day of an offering period or the last day of each six-month purchase period. Employees may end their participation at any time during a purchase period, and they will be paid their payroll deduction to date.

       Stock option activity for the year ended June 30, 2000 is summarized below. This stock option summary is inclusive of all employees of ESI that provide service to the Printing Solutions Business. This includes employees directly associated with the business and those employees that spent a portion of their time supporting the Printing Solutions Business through the services described in Note 4.


                                         WEIGHTED-
                                          AVERAGE
                                       EXERCISE PRICE      OUTSTANDING         EXERCISABLE
                                       --------------      -----------         -----------
       JULY 1, 1999                    $   7.95               1,454                 845

         Granted                          23.25                 232                  --
         Became exercisable                                                         281
         Exercised                         7.78                (362)               (362)
         Cancelled/expired                 8.24                 (22)                 (6)
                                                              -----               -----
       JUNE 30, 2000                      10.69               1,302                 758
                                                              =====               =====



       The weighted-average remaining contractual life of options outstanding at June 30, 2000 was 7.0 years. The weighted-average per share exercise price of options exercisable at June 30, 2000 was $8.88.


                                          OPTIONS OUTSTANDING                      OPTIONS EXERCISABLE
                                -----------------------------------------          -------------------
                                                              WEIGHTED-
                                               WEIGHTED-       AVERAGE                         WEIGHTED-
                                                AVERAGE       REMAINING                         AVERAGE
              RANGE OF           NUMBER         EXERCISE     CONTRACTUAL         NUMBER        EXERCISE
          EXERCISE PRICES       OF SHARES        PRICE      LIFE IN YEARS       OF SHARES        PRICE
          ---------------       ---------      ---------    -------------       ---------      ---------
       $  0.15  -  $  0.15             20         $ 0.15          .5                   20       $   0.15
          4.13  -     6.19            448           5.06         7.6                  183           5.55
          6.25  -     8.88            347           7.89         6.7                  202           7.98
          9.41  -    12.45            341          11.59         4.0                  353          11.62
         27.50  -    40.00            142          34.04         9.5                   --             --
         42.50  -    77.00              4          43.38         9.5                   --             --
                                   ------                                          ------

                                    1,302                                             758
                                   ======                                          ======


PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------



       Stock compensation expense recognized in the statement of operations totaled $25,000. We have adopted the disclosure-only provisions of SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. Had we determined compensation expense for our stock option plans based on the fair value at the grant date as prescribed by SFAS No. 123, net loss for the year ended June 30, 2000 would have changed to the pro forma amount indicated below:

                                                              2000
                                                           --------
        As reported:
         Net loss                                          $   (507)

        Pro forma:
         Net loss                                            (1,096)


       We determined the fair value of options at the date of grant using the Black-Scholes option-pricing model. We assumed no future dividends would be paid. The other weighted-average assumptions and the weighted-average fair values of stock options are as follows:



         Risk-free interest rate:
           Option plans                                         6.2%
           Purchase plan                                        5.1%

         Volatility factor                                     92.0%

         Expected life in years:
           Option plans                                         7.0
           Purchase plan                                        0.8

         Fair value at gant date:
           Exercise price equal to market price            $  19.24
           Exercise price less than market price           $   6.81


6.     INCOME TAXES

       Our income tax provision or benefit consists of the following:

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------


       Current:
         Federal                                                  $   (557)
         State                                                         (60)
         Foreign                                                       447
       Deferred:
         Federal                                                       (14)
         State                                                          (1)
                                                                  --------
            Income tax benefit                                    $   (185)
                                                                  ========

PRINTING SOLUTIONS BUSINESS OF
EXTENDED SYSTEMS INCORPORATED
Notes to Financial Statements
for year ended June 30, 2000
--------------------------------------------------------------------------------



       The tax effects of temporary differences and carryforwards, which give rise to the net deferred tax asset, are as follows:


       Allowance for obsolete inventory                     $    79
       Accrued warranty                                          78
       Allowance for uncollectiable accounts                     40
       Other                                                     20
                                                            -------

         Deferred tax asets                                     217
                                                            -------

       Depreciation                                              (5)
                                                            -------

         Deferred tax liabilities                                (5)
                                                            -------

            Net deferred tax asset                          $   212
                                                            =======



       Our effective income tax rate varies from the federal statutory rate as follows:



Federal tax rate                                              (34.0)%
States taxes, net of federal benefit                           (3.0)
Foreign income tax rate differences                             7.7
Stock option compensation                                       1.7
Other                                                           0.9
                                                           --------
     Effective income tax rate                                (26.7)%
                                                           --------



7.     DEFINED CONTRIBUTION PLAN

       We established the Extended Systems Incorporated 401(k) Investment Plan, a defined contribution benefit plan, effective January 1991. All Printing Solutions Business regular U.S. employees are eligible to participate. For all participants having completed six months of service, we make dollar-for-dollar matching contributions to the participants' accounts up to a maximum of 3% of each participant's annual pretax compensation.